EXHIBIT 10.24

                         SECOND LEASE AMENDING AGREEMENT

      THIS AGREEMENT made as of the 1st day of March, 2005

BETWEEN:

            RT ELEVENTH PENSION PROPERTIES LIMITED

            (the "Landlord")

            - and -

            DELEX THERAPEUTICS INC.

            (the "Tenant")

RECITALS:

A. By a lease dated the 29th day of January, 2002 (the "Lease") and made between the Landlord and the Tenant, the Landlord leased to the Tenant certain premises (the "Premises") comprising a Rentable Area of approximately 7,200 square feet, as shown outlined on the plan attached to the Lease as Schedule "A", designated as Unit 62, in the building municipally known as 6535 Millcreek Drive, Mississauga, Ontario (the "Building"), for a term of two (2) years (the "Term") commencing on March 1, 2002 and expiring on February 29, 2004;

B. By a lease amending agreement dated the 9th day of February, 2004 (the "First Lease Amending Agreement") and made between the Landlord and the Tenant, the Landlord and the Tenant agreed to, among other things, extend the Term for a period of six (6) months (the "First Extended Term"), commencing on March 1, 2004 and expiring on August 31, 2004, under the terms and conditions therein set forth;

C. The Tenant has exercised its opinion to remain in the Premises from March 1, 2004 to and including February 28, 2005, in accordance with the terms and conditions as set out in subsection 2(d) of the First Lease Amending Agreement;

D. The Lease and the First Lease Amending Agreement shall hereinafter be collectively referred to as the "Lease";

E. The Landlord and the Tenant have agreed to extend the term for the Premises for a further period of one (1) year (the "Second Extended Term"), commencing on March 1, 2005 (the "Effective Date") and expiring on February 28, 2006, under the terms and conditions hereinafter set forth; and

F. The parties wish to make certain amendments to the Lease in accordance with the terms of this Agreement.

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1.    Definitions

      In this Agreement, unless there is something in the subject matter or context inconsistent therewith, all capitalized words used in this Agreement shall have the meaning given such words in the Lease.

2.    Amendment of Lease

      From and after the Effective Date, the Lease shall be deemed to be amended as follows and such amendments shall only have effect as of and from the Effective Date:

(a) The Second Extended Term shall be for a period of one (1) year, commencing on the Effective Date and expiring on February 28, 2006.

(b) During the Second Extended Term, the Tenant will pay to the Landlord, without demand, Basic Rent in the amount of Forty-Five Thousand Dollars ($45,000.00) per annum, payable in equal monthly installments in the amount of Three Thousand, Seven Hundred and Fifty Dollars ($3,750.00), based on an annual rate of Six Dollars and Twenty-Five Cents ($6.25) per square foot of Rentable Area of the Premises.

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                                      -2-


(c) The Tenant will lease the Premises on an "as is" basis" and the Landlord will not be required to perform any Landlord's work or improvements to the Premises.

(d) Any improvements to be made to the Premises by the Tenant will require the Landlord's prior written approval. The Tenant will submit for the Landlord's approval detailed working drawings for all the work that the Tenant proposes to do in the Premises in accordance with the terms of the Lease, as amended. The Landlord will approve or require modifications to the proposed plans and the Tenant will amend the plans such that they are acceptable to the Landlord.

      Any work performed by or on behalf of the Tenant will be performed, at its own cost and expense, by contractors, sub-contractors, and workers employed by the Tenant after being approved by the Landlord. The Tenant agrees to pay the Landlord a fee equal to five (5%) percent of the cost of the Tenant's work for supervision of the Tenant's work.

(e) The Landlord acknowledges that it is currently holding a deposit from the Tenant in the amount of Seven Thousand, Nine Hundred, Eighty-six Dollars and Forty-eight Cents ($7,986.48), which deposit will continue to be retained by the Landlord, without interest, and applied in accordance with
      Section 7.2 of the Lease, as amended.

(f) The parties confirm that in all other respects, the terms, covenants and conditions contained in the Lease remain unchanged, and in full force and effect, except as modified by this Agreement.

3.    General Contract Provisions

(a) Recitals - Each of the parties represents and warrants to each of the others that the recitals set out above are true and correct in substance and fact, as each such recital relates to each party, and are incorporated as an integral part of this Agreement.

(b) Entire Agreement - This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no representations, warranties or other agreements, whether oral or written, between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding on the parties unless same is in writing and signed by all of the parties.

(c) Applicable Law - This Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario and shall be treated in all respects as an Ontario contract. Each of the parties irrevocably attorns to the jurisdiction of the courts of the Province of Ontario.

(d) Invalidity - If any provision of this Agreement or any part of any provision of this Agreement is held to be invalid, illegal or unenforecable by a court of competent jurisdiction, such provision or part shall not affect the validity, legality or enforceability of any other provision of this Agreement or the balance of any provision of this Agreement absent such part and such invalid, illegal or unenforceable provision or part shall be deemed to be severed from this Agreement and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision or part had never been inserted in this Agreement.

(e) Further Assurances - The parties shall with reasonable diligence do all things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement. Each party shall provide and execute such further documents or instruments as may be reasonably required by any other party, exercise its influence and do and perform or cause to be done or performed such further and other acts as may be reasonably necessary or desirable to effect the purpose of and to carry out the provisions of this Agreement.

(f) Counterparts and Execution by Fax - This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to all of the parties shall be deemed to be and shall be read as a single agreement among the parties. In addition, execution of this Agreement by any of the parties may be evidenced by way of a faxed transmission of such party's signature (which signature may be by separate counterpart), or a photocopy of such faxed transmission, and such faxed signature, or photocopy of such faxed signature, shall be deemed to constitute the original signature of such party to this Agreement.

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                                       -3-


(g) Binding Effect - This Agreement shall enure to the benefit of and shall be binding upon the parties and their respective successors and permitted assigns.

      IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out on the first page of this Agreement.

                                     RT ELEVENTH PENSION PROPERTIES LIMITED
                                     (Landlord)


                                     Per: /s/ Patricia J. Wardrop
                                          ----------------------------------
                                     Name:  Patricia J. Wardrop
                                     Title: Authorized Signing Officer


                                     Per: /s/ Julian P. Aziz
                                          ----------------------------------
                                     Name:  Julian P. Aziz
                                     Title: Authorized Signing Officer

                                     I/We have authority to bind the corporation


                                     DELEX THERAPEUTICS INC.
                                     (Tenant)


                                     Per: /s/ Diana H. Pliura
                                          ----------------------------------
                                     Name:  Diana H. Pliura
                                     Title: President & CEO


                                     Per:
                                          ----------------------------------
                                     Name:
                                     Title:

                                     I/We have authority to bind the corporation